UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2004

BREAM VENTURES INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31546	98-0232018

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

Suite 900, 555 Burrard Street Vancouver, British Columbia	V7X1M8

(Address of principal executive offices)	(Zip code)

(604) 699-8622
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Change in Registrant

Item 5.03 Amendment to Articles of Incorporation.

Bream Ventures Inc. (the “Company”) amended its Articles of Incorporation to change its name to Sino Silver Corp.

Section 8 – Other Events

Item 8.01. Other Events.

On December 17, 2004, the Company issued a press release announcing its name change and a payment of $100,000 pursuant to a previously announced Memorandum of Understanding with Sino-Top Technologies, Ltd.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

3.1	Certificate of Amendment to Articles of Incorporation of the Company

99	Press Release, dated December 17, 2004, announcing the name change of the Company and a payment of $100,000 pursuant to a previously announced Memorandum of Understanding with Sino-Top Technologies, Ltd.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 17, 2004

BREAM VENTURES INC.
/s/ Ian G. Park

Ian G. Park
President and Chief Executive Officer

Exhibit Index

Exhibit
Number	Exhibit Title or Description

3.1	Certificate of Amendment to Articles of Incorporation of the Company.

99	Press Release, dated December 17, 2004, announcing the name change of the Company and a payment of $100,000 pursuant to a previously announced Memorandum of Understanding with Sino-Top Technologies, Ltd.